ELFUN FUNDS

Supplement Dated February 27, 2004

To Statement of Additional Information Dated April 30, 2003

The second paragraph on page 30 is deleted in its entirety and replaced with the following:

WEBS and Other Index-Related Securities. Certain Funds may invest in exchange-traded funds, which are baskets of securities designed to generally track an index or a foreign market, such as iShares or Standard & Poor’s Depositary Receipts (“SPDRs”). These securities are considered to be investment companies for purposes of the Funds’ investment limitations.